                     SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported)
                                 May 25, 2000


                             IKON Receivables, LLC
                             ---------------------
            (Exact name of registrant as specified in its charter)



             Delaware                   333-91599               23-2990188
             --------                   ---------               ----------
   (State or Other Jurisdiction      (Commission File        (I.R.S. Employer
        of Incorporation)                Number)           Identification No.)



        Attention: President                                        31208
                                                                    -----
           1738 Bass Road                                         (Zip Code)
           P.O. Box 9115
           Macon, Georgia
 (Address of Principal Executive Offices)



              Registrant's telephone number, including area code
                                (912) 471-2300
                                --------------
________________________________________________________________________________

                                   No change
                                   ---------
         (Former name or former address, if changed since last report)
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Item 2.   Acquisition or Disposition of Assets
          ------------------------------------

Description of the Notes and the Leases

          IKON Receivables, LLC (the "Registrant" or the "Issuer") has registered $2,000,000,000 in principal amount of Lease-Backed Notes for issuance on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (File No. 333-91599) (as amended, the "Registration Statement").

          Pursuant to the Registration Statement, the Registrant issued $498,510,000 in aggregate principal amount of its Lease-Backed Notes (the "Notes"), on June 2, 2000 (the "Closing Date").

          This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, forms of which were filed as Exhibits to the Registration Statement.

          The Notes were issued pursuant to an Indenture attached hereto as
Exhibit 4.1, dated as of June 1, 2000, among the Issuer, IOS Capital, Inc. as
-----------
Servicer, and Bank One, NA, as Trustee.

          The primary assets of the Issuer are a pool of equipment leases (the "Leases"), a security interest in the underlying equipment and other property relating to the Leases, which were transferred to the Issuer on the Closing Date pursuant to the Assignment and Servicing Agreement attached hereto as Exhibit
                                                                      -------
10.1. As of the Closing Date, the Leases had the characteristics described in
-----
the Prospectus dated April 28, 2000, the Preliminary Prospectus Supplement dated May 19, 2000 previously filed with the Commission pursuant to Rule 424(b)(3) of the Act and the Prospectus Supplement dated May 25, 2000 previously filed with the Commission pursuant to Rule 424(b)(5) of the Act.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          ------------------------------------------------------------------

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits:

          1.1 Underwriting Agreement, dated May 24, 2000, among the Issuer, IKON Receivables-1, LLC, IOS Capital, Inc., and Chase Securities Inc. as Representative of the Underwriters.

          3.3 Third Amended and Restated Limited Liability Company Agreement of the Issuer, dated as of November 1, 1999.

          4.1 Indenture, dated as of June 1, 2000 among the Issuer, Bank One, NA, as Trustee, and IOS Capital Inc., as Servicer.

          4.2 Certificate Guaranty Insurance Policy, dated June 2, 2000, issued and delivered by Ambac Assurance Corporation.

          5.1 Opinion of Dewey Ballantine LLP regarding legality of the registered securities, dated June 2, 2000.

          8.1 Opinion of Dewey Ballantine LLP regarding tax matters, dated June 2, 2000.

          10.1 Assignment and Servicing Agreement, dated as of June 1, 2000, among the Issuer, IKON Receivables-1, LLC, and IOS Capital, Inc., as Originator and Servicer.

          10.2 Indemnification Agreement, dated June 2, 2000, among Chase Securities Inc., Banc of America Securities LLC, Deutsche Banc Alex. Brown, Lehman Brothers Inc. and PNC Capital Markets, Inc., as Underwriters (the "Underwriters"), and Ambac Assurance Corporation, as Insurer.

          10.3 Insurance and Indemnity Agreement, dated June 2, 2000, among IOS Capital, Inc., as Originator and Servicer, the Issuer, IKON Receivables-1, LLC, and Ambac Assurance Corporation, as Insurer.

          10.4 Schedule to ISDA Master Agreement (the "Schedule"), between The Chase Manhattan Bank and the Issuer, Credit Support Annex to the Schedule, between the Chase Manhattan Bank and the Issuer, Confirmation to the ISDA Master Agreement for the Class A-3 Notes, between the Chase Manhattan Bank and the Issuer, and Confirmation to the ISDA Master Agreement for the Class A-4 Notes, between the Chase Manhattan Bank and the Issuer, each dated as of June 2, 2000.

          23.4 Consent of KPMG LLP regarding references in the Preliminary Prospectus Supplement to financial statements of Ambac Assurance Corporation, and KPMG's report.*

          23.5 Consent of KPMG LLP regarding references in the Prospectus Supplement to financial statements of Ambac Assurance Corporation, and KPMG's report.**

          25.1 Statement of Eligibility of Indenture Trustee.***

          * Previously filed on Form 8-K filed with the Securities and Exchange Commission on May 22, 2000.

          ** Previously filed on Form 8-K filed with the Securities and Exchange Commission on May 25, 2000.

          *** Previously filed with the Securities and Exchange Commission on May 25, 2000.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                              IKON Receivables, LLC

                              By: IKON Receivables Funding, Inc.,
                                   its Manager


                              By:      /s/ J.F. Quinn
                                  __________________________
                                  Name:  J.F. Quinn
                                  Title: Treasurer


Dated:  June 16, 2000

                                 EXHIBIT INDEX
                                 -------------


Exhibit No.    Description
-----------    -----------
   1.1         Underwriting Agreement, dated May 24, 2000, among the Issuer,
               IKON Receivables-1, LLC, IOS Capital, Inc., and Chase Securities
               Inc. as Representative of the Underwriters.

   3.3 Third Amended and Restated Limited Liability Company Agreement of the Issuer, dated as of November 1, 1999.

   4.1 Indenture, dated as of June 1, 2000 among the Issuer, Bank One, NA, as Trustee, and IOS Capital Inc., as Servicer.

   4.2 Certificate Guaranty Insurance Policy, dated June 2, 2000, issued and delivered by Ambac Assurance Corporation.

   5.1 Opinion of Dewey Ballantine LLP regarding legality of the registered securities, dated June 2, 2000.

   8.1         Opinion of Dewey Ballantine LLP regarding tax matters, dated June
               2, 2000.

  10.1 Assignment and Servicing Agreement, dated as of June 1, 2000, among the Issuer, IKON Receivables-1, LLC, and IOS Capital, Inc., as Originator and Servicer.

  10.2 Indemnification Agreement, dated June 2, 2000, among Chase Securities Inc., Banc of America Securities LLC, Deutsche Banc Alex. Brown, Lehman Brothers Inc. and PNC Capital Markets, Inc., as Underwriters (the "Underwriters"), and Ambac Assurance Corporation, as Insurer.

  10.3 Insurance and Indemnity Agreement, dated June 2, 2000, among IOS Capital, Inc., as Originator and Servicer, the Issuer IKON Receivables-1, LLC, and Ambac Assurance Corporation, as Insurer.

  10.4 Schedule to ISDA Master Agreement (the "Schedule"), between The Chase Manhattan Bank and the Issuer, Credit Support Annex to the Schedule, between the Chase Manhattan Bank and the Issuer, Confirmation to the ISDA Master Agreement for the Class A-3 Notes, between the Chase Manhattan Bank and the Issuer, and Confirmation to the ISDA Master Agreement for the Class A-4 Notes, between the Chase Manhattan Bank and the Issuer, each dated as of June 2, 2000.

  23.4 Consent of KPMG LLP regarding references in the Preliminary Prospectus Supplement to financial statements of Ambac Assurance Corporation, and KPMG's report.*

  23.5 Consent of KPMG LLP regarding references in the Prospectus Supplement to financial statements of Ambac Assurance Corporation, and KPMG's report.**

  25.1         Statement of Eligibility of Indenture Trustee.***


               * Previously filed on Form 8-K filed with the Securities and Exchange Commission on May 22, 2000.

               ** Previously filed on Form 8-K filed with the Securities and Exchange Commission on May 25 , 2000.

               *** Previously filed with the Securities and Exchange Commission on May 25, 2000.